Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Great Western Bancorporation, Inc. (“Great Western”) on Form 10-Q for the three month period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Deryl F. Hamann, Chief Executive Officer of Great Western, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)                                  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of Great Western.

/s/ Deryl F. Hamann
Deryl F. Hamann, Chairman and Chief Executive Officer